Exhibit 10.5

One Penn Plaza, 35th Floor
New York, NY 10119
(212) 845-8200

May 24, 2018

Dr. David R. Guyer
c/o Ophthotech Corporation
One Penn Plaza
New York, NY 10119

Dear David:

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, subject to your execution below, this letter hereby further amends the employment letter, dated April 26, 2013, between you and Ophthotech Corporation (the “Company”), as amended by letters dated February 26, 2015, April 24, 2017 and May 12, 2018, between you and the Company (as amended, the “Employment Letter”) by making the following changes:

1.	In the first sentence of Section 6 of the Employment Letter, the words “any reason” are hereby deleted and replaced with the words “Good Reason”.

2.
In the form of separation agreement attached as Exhibit A to the Employment Letter as the “Separation Agreement and Release of Claims,” the words “any reason” in the preamble and Section 1 thereof are hereby deleted and replaced in each case with the words “Good Reason”.

*    *    *
You hereby agree that you and the Company are executing this amendment by mutual agreement, and that you hereby consent to the changes described herein. In the event of any conflict between the terms of this amendment and the terms of the Employment Letter, the terms of this amendment shall control. Except as expressly modified herein, the terms of the Employment Letter remain in full force and effect. This amendment may only be modified in a document signed by both the Company and you. This amendment may be executed in counterparts, each of which will be deemed an original, but all of which will be deemed one and the same instrument.
[Remainder of page intentionally left blank]

Exhibit 10.5

If this amendment is acceptable to you, please sign and date this amendment below and return the signed and dated amendment to me on or before May 29, 2018.

Sincerely,
OPHTHOTECH CORPORATION

By: /s/ Amy R. Sheehan
Name:    Amy R. Sheehan
Title:    Senior Vice President and Chief Human
Resources Officer

ACCEPTED AND AGREED:

/s/ David R. Guyer
Dr. David R. Guyer

Date: 5/25/2018

2